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                                                                    EXHIBIT 10.3


                  AMENDED AND RESTATED 1987 STOCK OPTION PLAN


         1. Purpose. The purpose of the Corporate Child Care, Inc. 1987 Stock Option Plan (the "Plan") is to advance the growth and prosperity of Corporate Child Care, Inc. (the "Company") and its subsidiaries by providing key employees with an additional incentive to contribute to the best interests of the Company. Without prejudice to other compensation programs approved from time to time by the Board of Directors (the "Board") and/or shareholders of the Company, such additional incentive is to be given key employees by means of stock options provided for under the Plan. In the discretion of the Committee hereinafter provided for and the Board, such options may be "Incentive Stock Options" within the meaning of Section 422A of the Internal Revenue Code of 1986 (the "Code"), or "non-statutory" stock options.

         2.      Administration of the Plan.

         (a) The Plan shall be administered by the Board unless and until such time as the Board delegates administration to a committee pursuant to subparagraph 2(c) (the "Committee"). The Board shall administer the Plan only if a majority of the entire Board, and a majority of the directors acting with respect to each matter pertaining to the administration of the Plan, is comprised of disinterested persons. For the purposes of this paragraph 2, "disinterested person" shall mean a person who has not at any time within one year prior to the date in question been eligible for participation in the Plan or any other plan of the Company or any of its subsidiaries entitling the participants therein to acquire stock or stock options of the Company or any of its subsidiaries.

         (b) The Board shall have the power, subject to, and within, the limits of the express provisions of the Plan:
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                 (i)      To determine from time to time which of the eligible
         persons shall be granted options under the Plan, the term of each granted option, the time or times during the term of each option within which all or portions of each option may be exercised, whether the options granted shall be Incentive Stock Options or non- statutory options, and the number of shares for which each option shall be granted.

                 (ii) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission or inconsistency in the Plan or in any option agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                 (iii) To prescribe the terms and provisions of each option granted (which need not be identical).

                 (iv)     To amend the Plan as provided herein.

                 (v) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

         (c) The Board, by resolution, may delegate administration of the Plan (including, without limitation, the Board's powers under subparagraph 2(b)) to a Committee composed of not less than three members, all of whom shall be disinterested persons. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such constraints, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board at any time





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may remove members from or add members to the Committee or may abolish the
Committee and revest in the Board the administration of the Plan. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

         (d) The interpretation and construction by the Board of any provisions of the Plan or of any option granted under it shall be final, and the interpretation or construction by any Committee appointed pursuant to subparagraph 2(c) of any such provisions or option shall also, unless otherwise determined by the Board, be final. No member of such Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         3. Eligible Employees. The Board or the Committee shall determine from time to time those officers and key employees of the Company and its subsidiaries to whom options shall be granted and, pursuant to the provisions of the Plan, the amount thereof and the terms and conditions, including requirements as to continued employment by the participant, upon which such options are granted and are exercisable. Directors of the Company who are not also employees of the Company or its subsidiaries shall not be eligible to participate in the Plan. For purposes of the Plan, "employee" shall be defined as a person who is employed full-time by the Company and who devotes all of his or her time, attention and energies to the business of the Company.

         4. The Stock. The stock subject to the options and other provisions of the Plan shall be shares of the Company's authorized and unissued Common Stock, no par value per share, or reacquired Common Stock held in the treasury. The total number of shares of the Company's Common Stock that may be transferred pursuant to the exercise of stock options under the Plan shall not exceed in the aggregate 895,000 shares, subject to adjustment as provided in paragraph 8. Shares





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subject to options which terminate or expire prior to exercise shall be available for further option hereunder.

         Each option granted under this Plan shall be subject to the requirement that if at any time the Board or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable in connection with the issue or transfer of shares subject thereto, no such option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee. If required at any time by the Board or the Committee, an option may not be exercised until the optionee has delivered an investment letter to the Company containing the representations that all shares being purchased are being acquired by the optionee for investment and not with a view to, or for resale in connection with, any distribution of such shares.

         5. Terms and Conditions of Options. All stock options granted pursuant to the Plan shall be in such form as the Board or the Committee shall from time to time determine, shall clearly indicate whether such option is an Incentive Stock Option or a non-statutory stock option, and shall be subject to the following terms and conditions:

         (a) Option Price. The price per share for Common Stock under each option granted under the Plan shall be determined and fixed by the Board or the Committee but, in the case of Incentive Stock Options, shall in no event be less than 100% of the fair market value of the Common Stock on the date of grant of such option, and, in the case of non-statutory stock options, shall in no event be less than 85% of the fair market value of the Common Stock on the date of grant of such





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option.  In the case of the grant of an Incentive Stock Option to an individual who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, such price per share shall not be less than 110% of the fair market value of the Common Stock on the date of grant of the option.

         (b) Option Period. The period during which an option may be exercised shall be determined by the Board or the Committee, provided, however, that in no event shall an Incentive Stock Option be exercisable after the expiration of 10 years from the date such option was granted; and provided further that in the case of the grant of an Incentive Stock Option to an individual who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, in no event shall such option be exercisable more than five years from the date of the grant. Options may be made exercisable in installments, and such options or installments thereof may be exercised in part from time to time after they become exercisable. The maturity of any installment or installments may be accelerated at the discretion of the Board or the Committee.

         In the event that a participant shall cease to be employed by the Company or one of its subsidiaries for any reason other than his death, all options held by him pursuant to the Plan and not previously exercised at the date of such termination shall terminate immediately and become void and of no effect; provided, however, that the Board or the Committee shall have the right to extend the exercise period not in excess of three months following the date of termination of the participant's employment, subject to the further condition, however, that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted. Notwithstanding the foregoing, if the termination is due to disability, or to retirement with the consent of the Company, such disabled or retiring participant shall have the right to exercise his options which have not





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previously been exercised at the date of such termination of employment at any time within three months after such termination, subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted. Whether termination of employment is due to disability or is to be considered retirement with the consent of the Company shall be determined by the Board or the Committee, which determination shall be final and conclusive.

         If the participant should die while in the employ of the Company or a subsidiary of the Company or within a period of three months after the termination of his employment by retirement and shall not have fully exercised options granted under the Plan, such options may be exercised in whole or in part at any time within 12 months after the participant's death by the executors or administrators of the participant's estate or by any person or persons who shall have acquired the options directly from the participant by bequest or inheritance, subject to the condition that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

         The exercise of an option granted under the Plan shall not affect the optionee's right or ability to exercise any other option granted under the Plan or any other stock option plan of the Company or its subsidiaries.

         (c) Limitations on Grants. No Incentive Stock Option shall be granted to any participant under the Plan if the aggregate fair market value (as of the date the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any subsidiary of the Company) exceeds $100,000.





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         (d)     Limitations on Disposition.  To obtain the tax benefits
associated with Incentive Stock Options, the optionee must make no disposition of shares acquired pursuant to the exercise of an Incentive Stock Option within two years from the granting of such Incentive Stock Option or within one year from the date of the exercise of such Incentive Stock Option.

         6. Payment for Stock. Payment for shares subject to options granted under the Plan may be made by the optionee in the form of cash or by means of unrestricted shares of the Company's Common Stock or any combination thereof upon the exercise of the option. Payment in currency or by check, bank draft, cashier's check or postal money order shall be considered payment in cash. In the event of payment in the Company's Common Stock, the shares used in payment of the purchase price shall be taken at the fair market value thereof on the date of the exercise of the option.

         7. Non-Assignability. No option shall be transferable otherwise than by will or the laws of descent and distribution and an option is exercisable during the lifetime of the optionee only by him.

         8.      Adjustment Upon Changes in Stock.

         (a) The number of shares of Common Stock available for the granting of options under the Plan and the number of shares and price per share of Common Stock subject to outstanding options granted pursuant to the Plan shall be adjusted by the Board or the Committee in an equitable manner to reflect changes in the capitalization of the Company, including, but not limited to, such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend or any other dividend not in the ordinary course of business, combination of shares, exchange of shares and change in corporate structure. If any adjustment under this subparagraph 8(a) would create a fractional share of Common





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Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares available under the Plan and the number covered under any options granted pursuant to the Plan shall be the next lower number of shares, rounding all fractions downward.

         (b)  Change in Control Provisions.

                 (i)      Impact of Event.  In the event of:

                          (1)     a "Change in Control" as defined below or

                          (2) a "Potential Change in Control" as defined below, but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply if so determined by the Board in its sole discretion:

                                  (A)      any option awarded under the Plan
                          not previously exercisable and vested shall become fully exercisable and vested.

                                  (B)      Unless otherwise set forth in the
                          award agreement and except as otherwise provided in Section (C) below, the value of all outstanding options, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or (except in the case of an Incentive Stock Option) after grant but prior to any Change in Control, be cashed out on the basis of the "Change in Control Price" as defined below as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

                                  (C)      In the case of any options held by
                          any person subject to Section 16(a) of the Exchange Act, the value of all such options, in each case to the extent that they are vested, shall (unless otherwise determined by the Committee in its sole discretion) be cashed out on the basis of the "Change in Control Price" as defined below as of the date of such Change in Control or such Potential Change in Control





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                          is determined to have occurred, but only if the
                          Change in Control or Potential Change in Control is outside the control of the grantee for purposes of Rule 16b-3(e)(3) under the Exchange Act, or any successor provision promulgated by the Securities and Exchange Commission.

                 (ii) Definition of Change in Control. For purposes of this Section, a "Change in Control" means the happening of any of the following:

                          (1) any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its subsidiaries, becomes the beneficial owner of the Company's securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

                          (2) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor company or entity entitled to vote generally in the election of the directors of the Company or such other company or entity after such transaction are held in the aggregate by the holders of the Company's securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

                          (3) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

                          (iii) Definition of Potential Change in Control. For purposes of this Section, a "Potential Change in Control" means the happening of any one of the following:





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                          (1)     The approval by stockholders of an agreement
                 by the Company, the consummation of which would result in a Change in Control of the Company as defined above; or

                          (2) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a subsidiary or any Company employee benefit plan (including any trustee of such plan acting as such trustee)) of securities of the Company representing 5% or more of the combined voting power of the Company's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

                 (iv) Change in Control Price. For purposes of this Section, "Change in Control Price" means the highest price per share paid in any transaction reported on the Nasdaq Stock Market or such other exchange or market as is the principal trading market for the stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the 60 day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which a cash out occurs under this Section.

         (c) Any adjustment made by the Board or the Committee under this paragraph 8 shall be conclusive and binding on all affected persons. No Incentive Stock Option granted pursuant to the Plan shall be adjusted in a manner that causes such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422A of the Code.

         9. Amendment. The Board from time to time may amend this Plan, but except as provided above with respect to dilutions or other adjustments or mergers or consolidations, or with the approval of the Company's shareholders, may not (a) increase the aggregate number of shares





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available for options hereunder, (b) change the price at which options may be granted, (c) extend the maximum period during which an option may be exercised, or (d) change the eligibility requirements for options hereunder. Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent of the person to whom the option was granted.

         10. Fair Market Value of Stock. Whenever pursuant to the terms of the Plan the fair market value of the Company's Common Stock is required to be determined as of a particular date, such fair market value shall equal the last sale price of the Common Stock on the principal exchange on which the Common Stock is then listed, or if the Common Stock is not then listed on any exchange, on the National Association of Securities Dealers Automated Quotation System National Market System ("NMS"), or, if price quotations for the Common Stock are not available on NMS, the mean between the closing bid and asked price of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if no bid quotation is available on NASDAQ, the fair value of such Common Stock as determined by the Board, in each case, on the business day immediately preceding the date on which the determination is made. Fair market value shall be determined in all cases without regard to any restriction other than a restriction which, by its terms, will never lapse.

         11. No Rights as Shareholder. A participant in the Plan shall have no rights as a shareholder with respect to any shares covered by his option until the date of the issuance of a stock certificate to him. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.





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         12.     Indemnification of Committee.  In addition to such other
rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         13. Termination. This Plan shall terminate on October 1, 1997, unless sooner terminated by action of the Board. No option may be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

         14. Shareholder Approval. The Plan shall be subject to approval by the holders of a majority of the outstanding shares of Common Stock of the Company present and voting at a meeting of shareholders, which approval must occur within the period beginning 12 months before and ending 12 months after the date the Plan is adopted by the Board, provided, however, that options may be granted thereunder when all the conditions (other than shareholder approval) precedent to the granting of options under the Plan have been completed by the Company.





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